                                                                 EXHIBIT 10.56


================================================================================





                         REGISTRATION RIGHTS AGREEMENT


                        Dated as of  December 21, 1998

                                 by and among

                       CROWN CASTLE INTERNATIONAL CORP.


                                      AND


                             LEHMAN BROTHERS INC.

                           SALOMON SMITH BARNEY INC.

                                      AND

                             GOLDMAN, SACHS & CO.





================================================================================

     This Registration Rights Agreement (this "Agreement") is made and entered
                                               ---------
into as of December 21, 1998 by and between Crown Castle International Corp., a Delaware corporation (the "Company"), and Lehman Brothers Inc., Salomon Smith
                           -------
Barney Inc. and Goldman, Sachs & Co. (each an "Initial Purchaser," and together,
                                               -----------------
the "Initial Purchasers"), who have agreed to purchase the Company's 12 3/4%
     ------------------
Senior Exchangeable Preferred Stock due 2010 (the "Preferred Stock") pursuant to
                                                   ---------------
the Purchase Agreement (as defined below).

     This Agreement is made pursuant to the Purchase Agreement, dated December 16, 1998, (the "Purchase Agreement"), by and among the Company and the Initial
                ------------------
Purchasers. Pursuant to the Certificate of Designations, Preferences and Relative, Participating, Optional and Other Special Rights of Preferred Stock and Qualifications, Limitations and Restrictions Thereof (the "Certificate of
                                                               --------------
Designations") relating to the Preferred Stock and the New Preferred Stock (as
------------
defined) and under the terms of the Purchase Agreement, the Preferred Stock may under certain conditions be exchanged for the Company's 12 3/4% Senior Subordinated Exchange Debentures due 2010 (the "Exchange Debentures").
                                                -------------------

     In order to induce the Initial Purchasers to purchase the Preferred Stock, the Company has agreed to provide the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the obligations of the Initial Purchasers set forth in Section 3 of the Purchase Agreement. Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Certificate of Designations and in the Indenture, dated December 21, 1998 (the "Exchange Indenture"), between the
                                         ------------------
Company and United States Trust Company of Texas, N.A., as trustee (the "Exchange Trustee"), relating to the Exchange Debentures and the New Exchange
-----------------
Debentures (as defined).

     The parties hereby agree as follows:

SECTION 1.    DEFINITIONS

     As used in this Agreement, the following capitalized terms shall have the following meanings:

     Act:  The Securities Act of 1933, as amended.
     ---

     Affiliate:  As defined in Rule 144 of the Act.
     ---------

     Broker-Dealer:  Any broker or dealer registered under the Exchange Act.
     -------------

     Business Day:  Any day except a Saturday, Sunday or other day in the City
     ------------
of New York on which banks are authorized or ordered to close.

     Certificate of Designations:  The Certificate of Designations, Preferences
     ---------------------------
and Relative, Participating, Optional and Other Special Rights of Preferred Stock and Qualifications, Limitations and Restrictions Thereof, of the Preferred Stock, dated December 18, 1998.

     Closing Date:  The date of this Agreement.
     ------------

     Commission:  The Securities and Exchange Commission.
     ----------

     Consummate:  An Exchange Offer shall be deemed "Consummated" for purposes
     ----------
of this Agreement upon the occurrence of (a) the filing and effectiveness under the Act of the Exchange Offer Registration Statement relating to the New Preferred Stock or, if the New Preferred Stock has been exchanged for the Exchange Debentures, the New Exchange Debentures to be issued in the Exchange Offer, (b) the maintenance of such Exchange Offer Registration Statement continuously effective and the keeping of the Exchange Offer open for a period not less than the period required pursuant to Section 3(b) hereof and (c) the delivery by the Company to the Transfer Agent of New Preferred Stock in the same aggregate liquidation preference as the aggregate liquidation preference of Preferred Stock tendered by Holders thereof pursuant to the Exchange Offer or, if the Preferred Stock has been exchanged for Exchange Debentures, the delivery by the Company to the Exchange Trustee of New Exchange Debentures in the same aggregate principal amount as the aggregate principal amount of Exchange Debentures tendered by Holders thereof pursuant to the Exchange Offer.

     Debentures:  The Exchange Debentures and the New Exchange Debentures.
     ----------

     Effectiveness Deadline:  As defined in Section 3(a) and 4(a) hereof.
     ----------------------

     Exchange Act:  The Securities Exchange Act of 1934, as amended.
     ------------

     Exchange Debentures:  The Company's 12 3/4% Senior Subordinated Exchange
     -------------------
Debentures due 2010 issued pursuant to the Exchange Indenture, under certain circumstances and at the Company's option, in exchange for all outstanding shares of Preferred Stock and including, without limitation, all additional Exchange Debentures issued in lieu of payment of cash interest in accordance with the terms of the Exchange Indenture.

     Exchange Offer:  The registration by the Company under the Act of the New
     --------------
Preferred Stock or, if the Preferred Stock has been exchanged for Exchange Debentures, the New Exchange Debentures, pursuant to the Exchange Offer Registration Statement, pursuant to which the Company shall offer the Holders of all Transfer Restricted Securities held by such Holders the opportunity to exchange all such outstanding Transfer Restricted Securities for New Preferred Stock with the same aggregate liquidation preference as the Preferred Stock tendered in such Exchange Offer by such Holders, or New Exchange Debentures in an aggregate principal amount equal to the aggregate principal amount of the Exchange Debentures tendered in such exchange offer by such Holders, as the case may be.

     Exchange Offer Registration Statement:  The Registration Statement relating
     -------------------------------------
to the Exchange Offer, including the related Prospectus.

     Exempt Resales:  The transactions in which the Initial Purchasers propose
     --------------
to sell the Preferred Stock or, if issued in exchange therefor, the Exchange Debentures to certain "qualified institutional buyers," as such term is defined in Rule 144A under the Act and pursuant to Regulation S under the Act.

     Filing Deadline:  As defined in Sections 3(a) and 4(a) hereof.
     ---------------

     Holders:  As defined in Section 2 hereof.
     -------

     Indemnified Holder:  As defined in Section 8(a) hereof.
     ------------------

     New Exchange Debentures:  The Company's 12 3/4% Senior Subordinated
     -----------------------
Exchange Debentures due 2010 to be issued pursuant to the Exchange Indenture (i) in the Exchange Offer or (ii) upon the request of any Holder of Exchange Debentures covered by a Shelf Registration Statement, in exchange for such Exchange Debentures and including, without limitation, all additional New Exchange Debentures issued in lieu of payment of cash interest in accordance with the terms of the Exchange Indenture.

     New Preferred Stock:  The Company's 12 3/4% Senior Exchangeable Preferred
     -------------------
Stock due 2010 to be issued pursuant to the Certificate of Designations (i) in the Exchange Offer or (ii) upon the request of any Holder of Preferred Stock covered by a Shelf Registration Statement, in exchange for such Preferred Stock and including, without limitation, all additional shares of New Preferred Stock issued in lieu of payment of dividends in accordance with the terms of the Certificate of Designations.

     Person:  An individual, partnership, corporation, trust or unincorporated
     ------
organization, or a government or agency or political subdivision thereof.

     Prospectus:  The prospectus included in a Registration Statement at the
     ----------
time such Registration Statement is declared effective, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such Prospectus.

     Preferred Stock:  The Company's 12 3/4% Senior Exchangeable Preferred Stock
     ---------------
due 2010 issued pursuant to the Certificate of Designations, including, without limitation, all additional shares of Preferred Stock issued in lieu of payment of cash dividends in accordance with the terms of the Certificate of Designations.

     Recommencement Date: As defined in Section 6(d) hereof.
     -------------------

     Registration Default:  As defined in Section 5 hereof.
     --------------------

     Registration Statement:  Any registration statement of the Company relating
     ----------------------
to (a) an offering of New Preferred Stock or New Exchange Debentures pursuant to an Exchange Offer or (b) the registration for resale of Transfer Restricted Securities pursuant to the Shelf Registration Statement, in each case, (i) that is filed pursuant to the provisions of this Agreement and (ii) including the Prospectus included therein, all amendments and supplements thereto (including post-effective amendments) and all exhibits and material incorporated by reference therein.

     Regulation S: Regulation S promulgated under the Act.
     ------------

     Rule 144: Rule 144 promulgated under the Act.
     --------

     Shelf Registration Statement:  As defined in Section 4 hereof.
     ----------------------------

     Stock:  The Preferred Stock and the New Preferred Stock.
     -----

     Suspension Notice:  As defined in Section 6(d) hereof.
     -----------------

     TIA:  The Trust Indenture Act of 1939 (15 U.S.C. Section 77aaa-77bbbb) as
     ---
in effect on the date of the Exchange Indenture.

     Transfer Agent:  ChaseMellon Shareholder Services, L.L.C.
     --------------

     Transfer Restricted Securities:  Each share of Stock or Debenture, as the
     ------------------------------
case may be, until the earliest to occur of (a) the date on which such share of Stock or such Debenture is exchanged in the Exchange Offer and entitled to be resold to the public by the Holder thereof without complying with the prospectus delivery requirements of the Act, (b) the date on which such share of Stock or such Debenture has been disposed of in accordance with a Shelf Registration Statement, (c) the date on which such share of Stock or such Debenture is disposed of by a Broker-Dealer pursuant to the "Plan of Distribution" contemplated by the Exchange Offer Registration Statement (including delivery of the Prospectus contained therein) or (d) the date on which such share of Stock or such Debenture is distributed to the public pursuant to Rule 144 under the Act.

SECTION 2.    HOLDERS

     A Person is deemed to be a holder of Transfer Restricted Securities (each, a "Holder") whenever such Person owns Transfer Restricted Securities.
   ------

SECTION 3.    REGISTERED EXCHANGE OFFER

     (a) Unless the Exchange Offer shall not be permitted by applicable federal law (after the procedures set forth in Section 6(a)(i) below have been complied with), the Company shall (i) cause the Exchange Offer Registration Statement to be filed with the Commission as soon as practicable after the Closing Date (the "Exchange Offer Filing Date"), but in no event later than 60 days after the
 --------------------------
Closing Date (such 60th day being the "Filing Deadline"), (ii) use all
                                       ---------------
commercially reasonable efforts to cause such Exchange Offer Registration Statement to become effective at the earliest possible time, but in no event later than 150 days after the Closing Date (such 150th day being the "Effectiveness Deadline"), (iii) in connection with the foregoing, (A) file all
 ----------------------
pre-effective amendments to such Exchange Offer Registration Statement as may be necessary in order to cause it to become effective, (B) file, if applicable, a post-effective amendment to such Exchange Offer Registration Statement pursuant to Rule 430A under the Act and (C) cause all necessary filings, if any, in connection with the registration and qualification of the New Preferred Stock or the New Exchange Debentures, as the case may be, to be made under the Blue Sky laws of such jurisdictions as are necessary to permit Consummation of the

Exchange Offer and (iv) upon the effectiveness of such Exchange Offer Registration Statement, commence and Consummate the Exchange Offer. The Exchange Offer shall be on the appropriate form permitting registration of the New Preferred Stock or the New Exchange Debentures, as the case may be, to be offered in exchange for the Preferred Stock or the Exchange Debentures, respectively, that are Transfer Restricted Securities and to permit resales of New Preferred Stock or New Exchange Debentures, as the case may be, by Broker-Dealers that tendered into the Exchange Offer for Preferred Stock or Exchange Debentures, respectively, that such Broker-Dealer acquired for its own account as a result of market making activities or other trading activities (other than Preferred Stock or, if issued in exchange therefor, Exchange Debentures acquired directly from the Company or any of its Affiliates) as contemplated by Section 3(c) below.

     (b) The Company shall use its best efforts to cause the Exchange Offer Registration Statement to be effective continuously, and shall keep the Exchange Offer open for a period of not less than the minimum period required under applicable federal and state securities laws to Consummate the Exchange Offer; provided, however, that in no event shall such period be less than 20 Business Days. The Company shall cause the Exchange Offer to comply with all applicable federal and state securities laws. No securities other than the New Preferred Stock or, if issued in exchange therefor, the New Exchange Debentures shall be included in the Exchange Offer Registration Statement. The Company shall use its best efforts to cause the Exchange Offer to be Consummated on the earliest practicable date after the Exchange Offer Registration Statement has become effective, but in no event later than 30 Business Days thereafter.

     (c) The Company shall include a "Plan of Distribution" section in the Prospectus contained in the Exchange Offer Registration Statement and indicate therein that any Broker-Dealer that holds Transfer Restricted Securities that were acquired for the account of such Broker-Dealer as a result of market-making activities or other trading activities (other than Transfer Restricted Securities acquired directly from the Company or any Affiliate of the Company), may exchange such Transfer Restricted Securities pursuant to the Exchange Offer; however, such Broker-Dealer may be deemed to be an "underwriter" within the meaning of the Act and must, therefore, deliver a prospectus meeting the requirements of the Act in connection with its initial sale of any New Preferred Stock or New Exchange Debentures, as the case may be, received by such Broker-Dealer in the Exchange Offer and that the Prospectus contained in the Exchange Offer Registration Statement may be used to satisfy such prospectus delivery requirement. Such "Plan of Distribution" section shall also contain all other information with respect to such sales by such Broker-Dealers that the Commission may require in order to permit such sales pursuant thereto, but such "Plan of Distribution" shall not name any such Broker-Dealer or disclose the amount of Transfer Restricted Securities held by any such Broker-Dealer, except to the extent required by the Commission as a result of a change in policy, rules or regulations after the date of this Agreement.

     To the extent necessary to ensure that the Exchange Offer Registration Statement is available for sales of New Preferred Stock or New Exchange Debentures, as the case may be, by Broker-Dealers, the Company agrees to use its best efforts to keep the Exchange Offer

Registration Statement continuously effective, supplemented and amended as required by the provisions of Section 6(c) hereof and in conformity with the requirements of this Agreement, the Act and the policies, rules and regulations of the Commission as announced from time to time, for a period of 180 days from the date on which the Exchange Offer is Consummated, or such shorter period as will terminate when all Transfer Restricted Securities held by such Broker-Dealers covered by such Registration Statement have been sold pursuant thereto (unless such period is extended pursuant to Section 6(c)(i) below). The Company shall promptly provide sufficient copies of the latest version of such Prospectus to such Broker-Dealers promptly upon request, and in no event later than one day after such request, at any time during such period.

SECTION 4.    SHELF REGISTRATION

     (a)  Shelf Registration.  If (i) the Exchange Offer is not permitted by
          ------------------
applicable law (after the Company has complied with the procedures set forth in Section 6(a)(i) below) or (ii) if any Holder of Transfer Restricted Securities shall notify the Company within 20 Business Days following the Consummation of the Exchange Offer that (A) such Holder was prohibited by law or Commission policy from participating in the Exchange Offer or (B) such Holder may not resell the New Preferred Stock or New Exchange Debentures, as the case may be, acquired by it in the Exchange Offer to the public without delivering a prospectus and the Prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales by such Holder or (C) such Holder is a Broker-Dealer and holds Preferred Stock or, if issued in exchange therefor, Exchange Debentures acquired directly from the Company or any of its Affiliates, then the Company shall:

     (x) cause to be filed, on or prior to 45 days after the earlier of (i) the date on which the Company determines that the Exchange Offer Registration Statement cannot be filed as a result of clause (a)(i) above and (ii) the date on which the Company receives the notice specified in clause (a) (ii) above, (such earlier date, the "Filing Deadline"), a shelf registration statement
                         ---------------
pursuant to Rule 415 under the Act (which may be an amendment to the Exchange Offer Registration Statement (the "Shelf Registration Statement")), relating to
                                   ----------------------------
all Transfer Restricted Securities, and

     (y) shall use all commercially reasonable efforts to cause such Shelf Registration Statement to become effective on or prior to 90 days after the Filing Deadline (such 90th day the "Effectiveness Deadline").
                                    ----------------------

     If, after the Company has filed an Exchange Offer Registration Statement that satisfies the requirements of Section 3(a) above, the Company is required to file and make effective a Shelf Registration Statement solely because the Exchange Offer is not permitted under applicable federal law, then the filing of the Exchange Offer Registration Statement shall be deemed to satisfy the requirements of clause (x) above; provided that, in such event, the Company shall remain obligated to meet the Effectiveness Deadline set forth in clause
(y).

     The Company shall use its best efforts to keep any Shelf Registration Statement required by this Section 4(a) continuously effective, supplemented and amended as required by and subject to the provisions of Sections 6(b) and (c) hereof to the extent necessary to ensure that it is available for sales of Transfer Restricted Securities by the Holders thereof entitled to the benefit of this Section 4(a), and to ensure that it conforms with the requirements of this Agreement, the Act and the policies, rules and regulations of the Commission as announced from time to time, for a period of at least two years (as extended pursuant to Section 6(c)(i)) following the date on which such Shelf Registration Statement first becomes effective under the Act, or such shorter period as will terminate when all Transfer Restricted Securities covered by such Registration Statement (i) have been sold pursuant thereto or (ii) are no longer restricted Securities (as defined in Rule 144 under the Act).

     (b)  Provision by Holders of Certain Information in Connection with the
          ------------------------------------------------------------------
Shelf Registration Statement.  No Holder of Transfer Restricted Securities may
----------------------------
include any of its Transfer Restricted Securities in any Shelf Registration Statement pursuant to this Agreement unless and until such Holder furnishes to the Company in writing, within 20 days after receipt of a request therefor, the information specified in Item 507 or 508 of Regulation S-K, as applicable, of the Act for use in connection with any Shelf Registration Statement or Prospectus or preliminary Prospectus included therein. No Holder of Transfer Restricted Securities shall be entitled to liquidated damages pursuant to
Section 5 hereof unless and until such Holder shall have provided all such information. Each selling Holder agrees to promptly furnish additional information required to be disclosed in order to make the information previously furnished to the Company by such Holder not materially misleading.

SECTION 5.    LIQUIDATED DAMAGES

     (a) If (i) any Registration Statement required by this Agreement is not filed with the Commission on or prior to the applicable Filing Deadline, (ii) any such Registration Statement has not been declared effective by the Commission on or prior to the applicable Effectiveness Deadline, (iii) the Exchange Offer has not been Consummated within 30 Business Days after the Exchange Offer Registration Statement is first declared effective by the Commission or (iv) any Registration Statement required by this Agreement is filed and declared effective but shall thereafter cease to be effective or fail to be usable for its intended purpose without being succeeded immediately by a post-effective amendment to such Registration Statement that cures such failure and that is itself declared effective immediately (except as permitted in paragraph (b); such period of time during which any such Registration Statement is not effective or any such Registration Statement or the related Prospectus is not usable being referred to as a Blackout Period") (each such event referred to in clauses (i) through (iv), a "Registration Default"), then the Company hereby
                                --------------------
agrees to pay to each Holder of Transfer Restricted Securities affected thereby liquidated damages in an amount equal to $.05 per week per $1,000 in liquidation preference (in the case of Stock) or principal amount (in the case of Debentures) of Transfer Restricted Securities held by such Holder for each week or portion thereof that the Registration Default continues for the first 90-day period immediately following the occurrence of such Registration Default. The amount of the liquidated damages shall increase by an additional $.05 per week per $1,000 in liquidation preference (in the case of Stock) or principal amount (in the case of Debentures) of Transfer Restricted Securities with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum amount of liquidated damages for all Registration Defaults of $.50 per week per $1,000 in liquidation preference (in the case of Stock) or principal amount (in the case of Debentures) of Transfer Restricted Securities. Notwithstanding anything to the contrary set forth herein, (1) upon filing of the Exchange Offer Registration Statement (and/or, if applicable, the Shelf Registration Statement), in the case of (i) above, (2) upon the effectiveness of the Exchange Offer Registration Statement (and/or, if applicable, the Shelf Registration Statement), in the case of (ii) above, (3) upon Consummation of the Exchange Offer, in the case of (iii) above, or (4) upon the filing of a post-effective amendment to the Registration Statement or an additional Registration Statement that causes the Exchange Offer Registration Statement (and/or, if applicable, the Shelf Registration Statement) to again be declared effective or made usable in the case of (iv) above, the liquidated damages payable with respect to the Transfer Restricted Securities as a result of such clause (i),
(ii), (iii) or (iv), as applicable, shall cease.

     (b) A Registration Default referred to in Section 5(a)(iv) shall be deemed not to have occurred and be continuing in relation to a Registration Statement or the related Prospectus if (i) the Blackout Period has occurred solely as a result of (x) the filing of a post-effective amendment to such Shelf Registration Statement to incorporate annual audited financial information with respect to the Company where such post-effective amendment is not yet effective and needs to be declared effective to permit Holders to use the related Prospectus or (y) the occurrence of other material events with respect to the Company that would need to be described in such Registration Statement or the related Prospectus and (ii) in the case of clause (y), the Company is proceeding promptly and in good faith to amend or supplement (including by way of filing documents under the Exchange Act which are incorporated by reference into the Registration Statement) such Registration Statement and the related Prospectus to describe such events: provided, however, that in any case if such Blackout Period occurs for a continuous period in excess of 30 days, a Registration Default shall be deemed to have occurred on the 31st day of such Blackout Period and liquidated damages shall be payable in accordance with the above paragraph from the day such Registration Default occurs until such Registration Default is cured or until the Company is no longer required pursuant to this Agreement to keep such Registration Statement effective or such Registration Statement or the related Prospectus usable; provided further, however, that in no event shall the total of all Blackout Periods exceed 60 days in the aggregate in any 12-month period.

     All accrued liquidated damages shall be paid to the Holders entitled thereto, in the manner provided for the payment of dividends in the Certificate of Designations, on each Dividend Payment Date, as more fully set forth in the Certificate of Designations or, if the Preferred Stock has been exchanged for Exchange Debentures, in the manner provided for the payment of interest in the Exchange Indenture, on each Interest Payment Date, as more fully set forth in the Exchange Indenture and the Exchange Debentures. Liquidated damages, if any, incurred prior to December 15, 2003, may be paid, at the Company's option, by the issuance of additional shares of Preferred Stock having an aggregate liquidation preference equal to the amount of liquidated damages or, if the Preferred Stock has been exchanged for Exchange Debentures, by the issuance of additional Exchange Debentures having an aggregate principal amount equal to the amount of such liquidated damages. All obligations of the Company set forth in the preceding paragraph that are outstanding with respect to any Transfer Restricted Security at the time such security ceases to be a Transfer Restricted Security shall survive until such time as all such obligations with respect to such Security shall have been satisfied in full.

SECTION 6.    REGISTRATION PROCEDURES

     (a)  Exchange Offer Registration Statement. In connection with the Exchange
          -------------------------------------
Offer, the Company shall comply with all applicable provisions of Section 6(c) below, shall use its best efforts to effect such exchange and to permit the resale of New Preferred Stock or New Exchange Debentures, as the case may be, by Broker-Dealers that tendered in the Exchange Offer Preferred Stock or Exchange Debentures, respectively, that such Broker-Dealer acquired for its own account as a result of its market making activities or other trading activities (other than Preferred Stock or, if issued in exchange therefor, Exchange Debentures acquired directly from the Company or any of its Affiliates) being sold in accordance with the intended method or methods of distribution thereof, and shall comply with all of the following provisions:

          (i) If, following the date hereof there has been announced a change in Commission policy with respect to exchange offers such as the Exchange Offer, that in the reasonable opinion of counsel to the Company raises a substantial question as to whether the Exchange Offer is permitted by applicable federal law, the Company hereby agrees to seek a no-action letter or other favorable decision from the Commission allowing the Company to Consummate an Exchange Offer for such Transfer Restricted Securities. The Company hereby agrees to pursue the issuance of such a decision to the Commission staff level. In connection with the foregoing, the Company hereby agrees to take all such other actions as may be requested by the Commission or otherwise required in connection with the issuance of such decision, including without limitation (A) participating in telephonic conferences with the Commission, (B) delivering to the Commission staff an analysis prepared by counsel to the Company setting forth the legal bases, if any, upon which such counsel has concluded that such an Exchange Offer should be permitted and (C) diligently pursuing a resolution (which need not be favorable) by the Commission staff of such submission.

          (ii) As a condition to its participation in the Exchange Offer, each Holder of Transfer Restricted Securities (including, without limitation, any Holder who is a Broker Dealer) shall furnish, upon the request of the Company, prior to the Consummation of the Exchange Offer, a written representation to the Company (which may be contained in the letter of transmittal contemplated by the Exchange Offer Registration Statement) to the effect that (A) it is not an Affiliate of the Company, (B) it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution of the New Preferred Stock or the New Exchange Debentures, as the case may be, to be issued in the Exchange Offer and (C) it is acquiring the New Preferred Stock or the New Exchange Debentures, as the case may be, in its ordinary course of business. Each Holder using the Exchange Offer to participate in a distribution of the New Preferred Stock or the New Exchange Debentures, as the case may be, hereby acknowledges and agrees that, if the resales are of New Preferred Stock or New Exchange Debentures, as the case may be, obtained by such Holder in exchange for Preferred Stock or Exchange Debentures, respectively, acquired directly from the Company or an Affiliate thereof, it (1) could not, under Commission policy as in effect on the date of this Agreement, rely on the position of the Commission enunciated in Morgan Stanley and Co., Inc. (available June 5, 1991) and
                   ----------------------------
     Exxon Capital Holdings Corporation (available May 13, 1988), as interpreted
     ----------------------------------
     in the Commission's letter to Shearman & Sterling dated July 2, 1993, and
                                   -------------------
     similar no-action letters (including, if applicable, any no-action letter obtained pursuant to clause (i) above), and (2) must comply with the registration and prospectus delivery requirements of the Act in connection with a secondary resale transaction and that such a secondary resale transaction must be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K.

          (iii) Prior to effectiveness of the Exchange Offer Registration Statement, the Company shall provide a supplemental letter to the Commission (A) stating that the Company is registering the Exchange Offer in reliance on the position of the Commission enunciated in Exxon Capital
                                                                 -------------
     Holdings Corporation (available May 13, 1988), Morgan Stanley and Co., Inc.
     --------------------                           ----------------------------
     (available June 5, 1991) as interpreted in the Commission's letter to Shearman & Sterling dated July 2, 1993, and, if applicable, any no-action
     -------------------
     letter obtained pursuant to clause (i) above, (B) including a representation that the Company has not entered into any arrangement or understanding with any Person to distribute the New Preferred Stock or the New Exchange Debentures, as the case may be, to be received in the Exchange Offer and that, to the best of the Company's information and belief, each Holder participating in the Exchange Offer is acquiring the New Preferred Stock or the New Exchange Debentures, as the case may be, in its ordinary course of business and has no arrangement or understanding with any Person to participate in the distribution of the New Preferred Stock or the New Exchange Debentures, as the case may be, received in the Exchange Offer and
     (C) any other undertaking or representation required by the Commission as set forth in any no-action letter obtained pursuant to clause (i) above, if applicable.

     (b)  Shelf Registration Statement. In connection with the Shelf
          ----------------------------
Registration Statement, the Company shall comply with all the provisions of
Section 6(c) below and shall use its best efforts to effect such registration to permit the sale of the Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof (as indicated in the information furnished to the Company pursuant to Section 4(b) hereof), and pursuant thereto the Company will prepare and file with the Commission a Registration Statement relating to the registration on any appropriate form under the Act, which form shall be available for the sale of the Transfer Restricted Securities in accordance with the intended method or methods of distribution thereof within the time periods and otherwise in accordance with the provisions hereof.

     (c)  General Provisions. In connection with any Registration Statement and
          ------------------
any related Prospectus required by this Agreement, the Company shall:

          (i) use its best efforts to keep such Registration Statement continuously effective and provide all requisite financial statements for the period specified in Section 3 or 4 of this Agreement, as applicable. Upon the occurrence of any event that would cause any such Registration Statement or the Prospectus contained therein (A) to contain a material misstatement or omission or (B) not to be effective and usable for resale of Transfer Restricted Securities during the period required by this Agreement, the Company shall file promptly an appropriate amendment to such Registration Statement curing such defect, and, if Commission review is required, use its best efforts to cause such amendment to be declared effective as soon as practicable.

          (ii) prepare and file with the Commission such amendments and post-effective amendments to the applicable Registration Statement as may be necessary to keep such Registration Statement effective for the applicable period set forth in Section 3 or 4 hereof, as the case may be; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Act, and to comply fully with Rules 424, 430A and 462, as applicable, under the Act in a timely manner; and comply with the provisions of the Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus;

          (iii) advise the selling Holders promptly and, if requested by such Persons, confirm such advice in writing, (A) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to any applicable Registration Statement or any post-effective amendment thereto, when the same has become effective, (B) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement under the Act or of the suspension by any state securities commission of the qualification of the Transfer Restricted Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, (D) of the existence of any fact or the happening of any event that makes any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement thereto or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Registration Statement in order to make the statements therein not misleading, or that requires the making of any additions to or changes in the Prospectus in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Securities under state securities or Blue Sky laws, the Company shall use its best efforts to obtain the withdrawal or lifting of such order at the earliest possible time;

          (iv) subject to Section 6(c)(i), if any fact or event contemplated by Section 6(c)(iii)(D) above shall exist or have occurred, prepare a supplement or post-effective amendment to the Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Transfer Restricted Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (v) furnish to the Initial Purchasers and, if requested by any selling Holder, to such Holder, named in any Registration Statement or Prospectus in connection with such sale, if any, before filing with the Commission, copies of any Registration Statement or any Prospectus included therein or any amendments or supplements to any such Registration Statement or Prospectus (including all documents incorporated by reference after the initial filing of such Registration Statement), which documents will be subject to the review and comment of such Holders in connection with such sale, if any, for a period of at least five Business Days, and the Company will not file any such Registration Statement or Prospectus or any amendment or supplement to any such Registration Statement or Prospectus (including all such documents incorporated by reference) to which the selling Holders of the Transfer Restricted Securities covered by such Registration Statement in connection with such sale, if any, shall reasonably object within five Business Days after the receipt thereof. A selling Holder shall be deemed to have reasonably objected to such filing if such Registration Statement, amendment, Prospectus or supplement, as applicable, as proposed to be filed, contains a material misstatement or omission or fails to comply with the applicable requirements of the Act;

          (vi) upon the reasonable request of any selling Holder, promptly prior to the filing of any document that is to be incorporated by reference into a Registration Statement or Prospectus, provide copies of such document to the selling Holders in connection with such sale, if any, make the Company's representatives available for discussion of such document and other customary due diligence matters, and include such information in such document prior to the filing thereof;

          (vii) in the case of any Shelf Registration, make available at reasonable times for inspection by the selling Holders participating in any disposition pursuant to such Registration Statement and any attorney or accountant retained by such selling Holders, all financial and other records, pertinent corporate documents of the Company and cause the Company's officers, directors and employees to supply all information reasonably requested by any such selling Holder, attorney or accountant in connection with such Registration Statement or any post-effective amendment thereto subsequent to the filing thereof and prior to its effectiveness, in each case as shall reasonably be necessary to enable such persons to conduct a reasonable investigation within the meaning of Section 11 of the Act; provided, however, that the foregoing inspection and information gathering shall be coordinated on behalf of the Initial Purchasers and such selling Holders by you and on behalf of the other parties, by one counsel designated by and on behalf of such other parties as described in Section 7 hereof, provided, further, that any records, documents, properties or information that are designated by the Company as confidential at the time of delivery of such records, documents, properties or information shall be kept confidential by such persons, unless (i) such records, documents, properties or information are in the public domain or otherwise publicly available, (ii) disclosure of such records, documents, properties or information is required by court or administrative order or (iii) disclosure of such records, documents, properties or information, in the written opinion of counsel to such person, is otherwise required by law (including, without limitation, pursuant to the requirements of the Act);

          (viii) subject to Section 4(b) hereof, if reasonably requested by selling Holders of a majority of the aggregate liquidation preference of Stock or principal amount of Debentures, as the case may be, constituting Transfer Restricted Securities being sold in connection with such offering, if any, promptly include in any Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such selling Holders may reasonably request to have included therein, including, without limitation, information relating to the "Plan of Distribution" of the Transfer Restricted Securities; and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after the Company is notified of the matters to be included in such Prospectus supplement or post-effective amendment; provided, however. that the Company shall not be required to take any action pursuant to this Section 6(c)(viii) that would, in the opinion of counsel for the Company reasonably satisfactory to the Initial Purchasers, violate applicable law;

          (ix) furnish to each selling Holder in connection with such sale, if any, without charge, at least one copy of the Registration Statement, as first filed with the Commission, and of each post-effective amendment thereto, including financial statements and schedules, and, if the Holder so requests in writing, all documents incorporated by reference therein and all exhibits (including exhibits incorporated therein by reference);

          (x) deliver to each selling Holder, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons reasonably may request; the Company hereby consents to the use (in accordance with law and subject to the provisions of this Agreement) of the Prospectus and any amendment or supplement thereto by each of the selling Holders in connection with the offering and the sale of the Transfer Restricted Securities covered by the Prospectus or any amendment or supplement thereto;

          (xi) upon the request of any selling Holder, enter into such agreements (including underwriting agreements) and make such representations and warranties and take all such other actions in connection therewith in order to expedite or facilitate the disposition of the Transfer Restricted Securities pursuant to any applicable Registration Statement contemplated by this Agreement as may be reasonably requested by any Holder of Transfer Restricted Securities in connection with any sale or resale pursuant to any applicable Registration Statement and in such connection, the Company shall:

          (A) Upon the request of any selling Holder, furnish (or in the case of paragraphs (2) and (3), use its best efforts to cause to be furnished) to each selling Holder, upon the effectiveness of the Shelf Registration Statement or upon Consummation of the Exchange Offer, as the case may be:

                (1) a certificate, dated such date, signed on behalf of the Company by (x) the Chief Executive Officer or President and (y) the Chief Financial Officer or Treasurer of the Company, as set forth in
          Section 7(n) of the Purchase Agreement and such other similar matters as are customary and as the selling Holders may reasonably request;

                (2) an opinion, dated the date of Consummation of the Exchange Offer, or the date of effectiveness of the Shelf Registration Statement, as the case may be, of counsel for the Company covering matters similar to those set forth in of Section 7(d) of the Purchase Agreement and such other matters as the selling Holders may reasonably request, and in any event including a statement to the effect that such counsel has participated in conferences with officers of the Company and with the independent public accountants for the Company concerning the preparation of the Exchange Offer Registration Statement or the Shelf Registration Statement, as the case may be, and although such counsel has made certain inquiries and investigations in connection with such preparation, it is not passing upon and does not assume any responsibility for the accuracy or completeness of the statements contained in such Registration Statements, except insofar as such statements relate to such counsel, and on the basis of the foregoing, such counsel's work in connection with this matter did not disclose any information that gave such counsel reason to believe that the applicable Registration Statement, at the time such Registration Statement or any post-effective amendment thereto became effective , or the Prospectus contained in such Registration Statement as of its date, and, in the case of the Exchange Offer Registration Statement, as of the date of Consummation of the Exchange Offer, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and

                (3) a customary comfort letter, dated the date of Consummation of the Exchange Offer, or as of the date of effectiveness of the Shelf Registration

          Statement, as the case may be, from the Company's independent accountants, in the customary form and covering matters of the type customarily covered in comfort letters to underwriters in connection with underwritten offerings, and meeting the requirements set forth in the comfort letters delivered pursuant to Sections 7(k) and 7(l) of the Purchase Agreement;

          (B) Set forth in full or incorporated by reference in the underwriting agreement, if any, the indemnification provisions and procedures of Section 8 hereof with respect to all parties to be indemnified pursuant to said Section; and

          (C) Deliver such other customary documents and certificates as may be reasonably requested by the selling Holders to evidence compliance with clause (A) above and with any customary conditions contained in any agreement entered into by the Company pursuant to this clause (xi).

     If at any time the representations and warranties of the Company set forth in the certificate contemplated in clause (A)(1) above cease to be true and correct, the Company shall so advise the Initial Purchasers and the underwriter(s), if any, and each selling Holder promptly and, if requested by such Persons, shall confirm such advice in writing;

          (xii) prior to any public offering of Transfer Restricted Securities, cooperate with the selling Holders and their counsel in connection with the registration and qualification of the Transfer Restricted Securities under the securities or Blue Sky laws of such jurisdictions as the selling Holders may request and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Transfer Restricted Securities covered by the applicable Registration Statement; provided, however, that the Company shall not be required to register or qualify as a foreign corporation where it is not now so qualified or to take any action that would subject it to the service of process in suits or to taxation, other than as to matters and transactions relating to the Registration Statement, in any jurisdiction where it is not now so subject;

          (xiii) issue, upon the request of any Holder of Preferred Stock or Exchange Debentures covered by any Shelf Registration Statement contemplated by this Agreement, New Preferred Stock or New Exchange Debentures, respectively having an aggregate liquidation preference or an aggregate principal amount, as the case may be, equal to the aggregate liquidation preference of Preferred Stock or aggregate principal amount of Exchange Debentures surrendered to the Company by such Holder in exchange therefor or being sold by such Holder; such New Preferred Stock or New Exchange Debentures to be registered in the name of such Holder or in the name of the purchaser(s) of such New Preferred Stock or New Exchange Debentures, as the case may be; in return, the Preferred Stock or Exchange Debentures, as the case may be, held by such Holder shall be surrendered to the Company for cancellation;

          (xiv) in connection with any sale of Transfer Restricted Securities that will result in such securities no longer being Transfer Restricted Securities, cooperate with the selling Holders to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold and not bearing any restrictive legends; and to register such Transfer Restricted Securities in such denominations and such names as the selling Holders may request at least two Business Days prior to such sale of Transfer Restricted Securities pursuant to such Registration Statements;

          (xv) use its best efforts to cause the disposition of the Transfer Restricted Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Transfer Restricted Securities, subject to the proviso contained in clause (xii) above;

          (xvi) provide a CUSIP number for all Transfer Restricted Securities not later than the effective date of a Registration Statement covering such Transfer Restricted Securities and provide the Transfer Agent (in the case of Stock) or the Exchange Trustee (in the case of Debentures) with printed certificates for the Transfer Restricted Securities which are in a form eligible for deposit with The Depository Trust Company;

          (xvii) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders with regard to any applicable Registration Statement, as soon as practicable, a consolidated earnings statement meeting the requirements of Rule 158 (which need not be audited) covering a twelve-month period beginning after the effective date of the Registration Statement (as such term is defined in paragraph (c) of Rule 158 under the Act);

          (xviii) (A) if the Stock or the Debentures have been rated prior to the initial sale of the Preferred Stock, use its best efforts to confirm that such ratings will apply to the Transfer Restricted Securities covered by a Registration Statement, or (B) if the Stock and the Debentures were not previously rated, use commercially reasonable efforts to cause the Transfer Restricted Securities covered by the Registration Statement to be rated with the appropriate rating agencies, if so requested by the Holders of a majority in aggregate liquidation preference of Stock or principal amount of Debentures, as the case may be, covered thereby or the managing underwriter(s), if any;

          (xix) cause the Exchange Indenture to be qualified under the TIA not later than the effective date of the first Registration Statement required by this Agreement and, in connection therewith, cooperate with the Exchange Trustee and the Holders to effect such changes to the Exchange Indenture as may be required for such Exchange Indenture to be so qualified in accordance with the terms of the TIA; and execute and use its best efforts to cause the Exchange Trustee to execute, all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Exchange Indenture to be so qualified in a timely manner; and

          (xx) provide promptly to each Holder upon request each document filed with the Commission pursuant to the requirements of Section 13 or
     Section 15(d) of the Exchange Act.

     (d)  Restrictions on Holders. Each Holder agrees by acquisition of a
          -----------------------
Transfer Restricted Security that, upon receipt of the notice referred to in
Section 6(c)(i) or any notice from the Company of the existence of any fact of the kind described in Section 6(c)(iii)(D) hereof (in each case, a "Suspension
                                                                    ----------
Notice"), such Holder will forthwith discontinue disposition of Transfer
------
Restricted Securities pursuant to the applicable Registration Statement until
(i) such Holder has received copies of the supplemented or amended Prospectus contemplated by Section 6(c)(iv) hereof, or (ii) such Holder is advised in writing by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus (in each case, the "Recommencement Date"). Each
                                                   -------------------
Holder receiving a Suspension Notice hereby agrees that it will either (i) destroy any Prospectuses, other than permanent file copies, then in such Holder's possession which have been replaced by the Company with more recently dated Prospectuses or (ii) deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Holder's possession of the Prospectus covering such Transfer Restricted Securities that was current at the time of receipt of the Suspension Notice. The time period regarding the effectiveness of such Registration Statement set forth in Section 3 or 4 hereof, as applicable, shall be extended by a number of days equal to the number of days in the period from and including the date of delivery of the Suspension Notice to the date of delivery of the Recommencement Date.

SECTION 7.    REGISTRATION EXPENSES

     (a) All expenses incident to the Company's performance of or compliance with this Agreement will be borne by the Company, regardless of whether a Registration Statement becomes effective, including without limitation: (i) all registration and filing fees and expenses; (ii) all fees and expenses of compliance with federal securities and state Blue Sky or securities laws; (iii) all expenses of printing (including printing of Prospectuses), messenger and delivery services and telephone; (iv) all reasonable fees and disbursements of counsel for the Company and one firm of counsel designated by the Holders of a majority in aggregate liquidation preference of Stock or principal amount of Debentures, as the case may be, constituting Transfer Restricted Securities to act as counsel for the Holders in connection therewith; (v) all application and filing fees in connection with listing the New Preferred Stock or the New Exchange Debentures, as the case may be, on a national securities exchange or automated quotation system pursuant to the requirements hereof; and (vi) all fees and disbursements of independent certified public accountants of the Company (including the expenses of any special audit and comfort letters required by or incident to such performance).

     The Company will, in any event, bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by the Company.

     (b) In connection with any Registration Statement required by this Agreement (including, without limitation, the Exchange Offer Registration Statement and the Shelf Registration Statement), the Company will reimburse the Initial Purchasers and the Holders of Transfer Restricted Securities being tendered in the Exchange Offer and/or resold pursuant to the "Plan of Distribution" contained in the Exchange Offer Registration Statement or registered pursuant to the Shelf Registration Statement, as applicable, for the reasonable fees and disbursements of not more than one counsel, who shall be Latham & Watkins, New York, New York, unless another firm shall be chosen by the Holders of a majority in aggregate liquidation preference of Stock or principal amount of Debentures, as the case may be, constituting Transfer Restricted Securities for whose benefit such Registration Statement is being prepared.

     (c) Each Holder of Transfer Restricted Securities will pay all underwriting discounts, if any, and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Transfer Restricted Securities.

SECTION 8.    INDEMNIFICATION

     (a)  The Company agrees to indemnify and hold harmless (i) each Holder and
(ii) each person, if any, who controls (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) any Holder (any of the persons referred to in this clause (ii) being hereinafter referred to as a "controlling person") and (iii) the respective officers, directors, partners, employees, representatives and agents of any Holder or any controlling person (any person referred to in clause (i), (ii) or (iii) may hereinafter be referred to as an "Indemnified Holder"), from and against any and all losses, claims, damages,
 ------------------
liabilities, judgments (including without limitation, any legal or other expenses incurred in connection with investigating or defending any matter, including any action that could give rise to any such losses, claims, damages, liabilities or judgments) caused by any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, preliminary prospectus or Prospectus (or any amendment or supplement thereto) provided by the Company to any holder or any prospective purchaser of New Preferred Stock or New Exchange Debentures, as the case may be, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided, however, that (i) the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in a Registration Statement or Prospectus or in any amendment or supplement thereto or in any preliminary Prospectus relating to a Shelf Registration in reliance upon and in conformity with written information pertaining to such Holder and furnished to the Company by or on behalf of such Holder specifically for inclusion therein and (ii) with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary Prospectus relating to a Shelf Registration Statement, the indemnity agreement contained in this subsection (a) shall not inure to the benefit of any Holder or Broker-Dealer from whom the person asserting any such losses, claims, damages or liabilities purchased the Transfer Restricted Securities concerned, to the extent that a Prospectus relating to such Securities was required to be delivered by such Holder or Broker-Dealer under the Act in connection with such purchase and any such loss, claim, damage or liability of such Holder or Broker-Dealer results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Securities to such person, a copy of the final Prospectus if the Company has previously furnished copies thereof to such Holder of Broker-Dealer; provided further, however, that this indemnity agreement will be in addition to any liability which the Company may otherwise have to such Indemnified Holder.

     (b) Each Holder of Transfer Restricted Securities agrees, severally and not jointly, to indemnify and hold harmless the Company, and its directors and officers, and each controlling person, if any, to the same extent as the foregoing indemnity from the Company to each of the Indemnified Holders, but only with reference to information relating to such Indemnified Holder furnished in writing to the Company by such Indemnified Holder expressly for use in any Registration Statement and, subject to the limitation set forth immediately preceding this clause, shall reimburse, as incurred, the Company for any legal or other expenses reasonably incurred by the Company or any such controlling person in connection with investigating or defending any loss, claim, damage, liability or action in respect thereof. This indemnity agreement will be in addition to any liability which such Holder may otherwise have the Company or any of their controlling persons.

     (c) In case any action shall be commenced involving any person in respect of which indemnity may be sought pursuant to Section 8(a) or 8(b) (the "indemnified party"), the indemnified party shall promptly notify the person
 -----------------
against whom such indemnity may be sought (the "indemnifying person") in writing
                                                -------------------
and the indemnifying party shall assume the defense of such action, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all fees and expenses of such counsel, as incurred (except that in the case of any action in respect of which indemnity may be sought pursuant to both Sections 8(a) and 8(b), an Indemnified Holder shall not be required to assume the defense of such action pursuant to this Section 8(c), but may employ separate counsel and participate in the defense thereof, but the fees and expenses of such counsel, except as provided below, shall be at the expense of the Indemnified Holder). Any indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the indemnified party unless (i) the employment of such counsel shall have been specifically authorized in writing by the indemnifying party, (ii) the indemnifying party shall have failed to assume the defense of such action or employ counsel reasonably satisfactory to the indemnified party or (iii) the named parties to any such action (including any impleaded parties) include both the indemnified party and the indemnifying party, and the indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the indemnified party). In any such case, the indemnifying party shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all indemnified parties and all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by Holders of a majority in aggregate liquidation preference of Stock or principal amount of Debentures, as the case may be, in the case of the parties indemnified pursuant to Section 8(a), and by the Company, in the case of parties indemnified pursuant to Section 8(b). The indemnifying party shall indemnify and hold harmless the indemnified party from and against any and all losses, claims, damages, liabilities and judgments by reason of any settlement of any action (i) effected with its written consent or (ii) effected without its written consent if the settlement is entered into more than twenty business days after the indemnifying party shall have received a request from the indemnified party for reimbursement for the fees and expenses of counsel (in any case where such fees and expenses are at the expense of the indemnifying party) and, prior to the date of such settlement, the indemnifying party shall have failed to comply with such reimbursement request. No indemnifying party shall (i) without the prior written consent of the indemnified party, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened action in respect of which the indemnified party is or could have been a party and indemnity or contribution may be or could have been sought hereunder by the indemnified party, unless such settlement, compromise or judgment includes an unconditional release of the indemnified party from all liability on claims that are or could have been the subject matter of such action or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

     (d) To the extent that the indemnification provided for in this Section 8 is unavailable to an indemnified party in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Indemnified Holders, on the other hand, from their sale of Transfer Restricted Securities or (ii) if the allocation provided by clause 8(d)(i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 8(d)(i) above but also the relative fault of the Company, on the one hand, and of the Indemnified Holder, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative fault of the Company, on the one hand, and of the Indemnified Holder, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or by the Indemnified Holder, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and judgments referred to above shall be deemed to include, subject to the limitations set forth in the second paragraph of Section 8(a), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

     The Company and each Holder agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any matter, including any action that could have given rise to such losses, claims, damages, liabilities or judgments. Notwithstanding the provisions of this Section 8, no Holder or its related Indemnified Holders shall be required to contribute, in the aggregate, any amount in excess of the amount by which the total received by such Holder with respect to the sale of its Transfer Restricted Securities pursuant to a Registration Statement exceeds the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders' obligations to contribute pursuant to this
Section 8(d) are several in proportion to the respective aggregate liquidation preference of Stock or principal amount of Debentures constituting Transfer Restricted Securities held by each of the Holders hereunder and not joint.

SECTION 9.    RULE 144A

     The Company hereby agrees with each Holder, for so long as any Transfer Restricted Securities remain outstanding and during any period in which the Company is not subject to Section 13 or 15(d) of the Exchange Act, to make available, upon request of any Holder of Transfer Restricted Securities, to any Holder or beneficial owner of Transfer Restricted Securities in connection with any sale thereof and any prospective purchaser of such Transfer Restricted Securities designated by such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Act in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144A.

SECTION 10.   MISCELLANEOUS

     (a)  Remedies.  The Company acknowledges and agrees that any failure by the
          --------
Company to comply with its obligations under Sections 3 and 4 hereof may result in material irreparable injury to the Initial Purchasers or the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Initial Purchasers or any Holder may obtain such relief as may be required to specifically enforce the Company's obligations under Sections 3 and 4 hereof. The Company further agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

     (b)  No Inconsistent Agreements. The Company will not, on or after the date
          --------------------------
of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. The Company has not previously entered into any agreement granting any registration rights with respect to its securities to any Person. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's securities under any agreement in effect on the date hereof.

     (c)  Adjustments Affecting the Stock and the Debentures. The Company will
          --------------------------------------------------
not take any action, or permit any change to occur, with respect to the Stock and the Debentures that would materially and adversely affect the ability of the Holders to Consummate any Exchange Offer.

     (d)  Amendments and Waivers.  The provisions of this Agreement may not be
          ----------------------
amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given unless (i) in the case of Section 5 hereof and this Section 10(d)(i), the Company has obtained the written consent of Holders of all outstanding Transfer Restricted Securities and (ii) in the case of all other provisions hereof, the Company has obtained the written consent of Holders of a majority of the outstanding aggregate liquidation preference of Stock or principal amount of Debentures, as the case may be, constituting Transfer Restricted Securities (excluding Transfer Restricted Securities held by the Company of its Affiliates). Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof that relates exclusively to the rights of Holders whose securities are being tendered pursuant to the Exchange Offer and that does not affect directly or indirectly the rights of other Holders whose securities are not being tendered pursuant to such Exchange Offer may be given by the Holders of a majority of the aggregate liquidation preference of Stock or principal amount of Debentures, as the case may be, constituting Transfer Restricted Securities subject to such Exchange Offer.

     (e)  Third Party Beneficiary. The Holders shall be third party
          -----------------------
beneficiaries to the agreements made hereunder between the Company, on the one hand, and the Initial Purchasers, on the other hand, and shall have the right to enforce such agreements directly to the extent they may deem such enforcement necessary or advisable to protect its rights or the rights of Holders hereunder.

     (f)  Notices. All notices and other communications provided for or
          -------
permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telex, telecopier, or air courier guaranteeing overnight delivery:

          (i) if to a Holder, at the address set forth on the records of the Transfer Agent or, if the Stock has been exchanged for Debentures, of the Registrar under the Exchange Indenture, with a copy to the Exchange Trustee under the Exchange Indenture; and

          (ii)  if to the Company:

                Crown Castle International Corp.
                510 Bering Drive, Suite 500
                Houston, Texas 77057

                Telecopier No.:  (713) 570-3150
                Attention:  Chief Financial Officer

                With a copy to:

                Cravath, Swaine & Moore
                825 Eighth Avenue
                New York, NY  10019

                Telecopier No.:  (212) 474-3700
                Attention:  Stephen L. Burns, Esq.

     All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if telecopied; and on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery.

     Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Transfer Agent at 450 West 33rd St., 15th Floor, New York, New York 10001 or, if the Stock has been exchanged for Debentures, to the Exchange Trustee at the address specified in the Exchange Indenture.

     Upon the date of filing of the Exchange Offer or a Shelf Registration Statement, as the case may be, notice shall be delivered to Lehman Brothers Inc. on behalf of the Initial Purchasers (in the form attached hereto as Exhibit A) and shall be addressed to: Attention: Compliance Department, 3 World Financial Center, New York, NY 10285.

     (g)  Successors and Assigns. This Agreement shall inure to the benefit of
          ----------------------
and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders of Transfer Restricted Securities; provided, that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Transfer Restricted Securities in violation of the terms hereof or of the Purchase Agreement, the Certificate of Designations or the Exchange Indenture. If any transferee of any Holder shall acquire Transfer Restricted Securities in any manner, whether by operation of law or otherwise, such Transfer Restricted Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Transfer Restricted Securities such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement, including the restrictions on resale set forth in this Agreement and, if applicable, the Purchase Agreement, and such Person shall be entitled to receive the benefits hereof.

     (h)  Counterparts. This Agreement may be executed in any number of
          ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     (i)  Headings. The headings in this Agreement are for convenience of
          --------
reference only and shall not limit or otherwise affect the meaning hereof.

     (j)  Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN
          -------------
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW RULES THEREOF.

     (k)  Severability.  In the event that any one or more of the provisions
          ------------
contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

     (l)  Entire Agreement. This Agreement is intended by the parties as a final
          ----------------
expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted with respect to the Transfer Restricted Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                 Crown Castle International Corp.


                                    /s/ Kathy Broussard
                                 By:___________________________________________

                                          Kathy Broussard
                                    Name:_______________________________________

                                           Vice President
                                    Title:______________________________________

Lehman Brothers Inc.


   /s/ Mark Carter
By:__________________________
   Name: Mark Carter
   Title: Analyst



Salomon Smith Barney Inc.


   /s/ Anthony S. Graham
By:__________________________
   Name: Anthony S. Graham
   Title: Director



Goldman, Sachs & Co.


   /s/ Goldman, Sachs & Co.
By:__________________________
   Name:
   Title:

                                   EXHIBIT A

                              NOTICE OF FILING OF
                   A/B EXCHANGE OFFER REGISTRATION STATEMENT


To:    Compliance Department
       3 World Financial Center
       New York, NY  10285

From:  Crown Castle International Corp.
       510 Bering Drive, Suite 500
       Houston, Texas  77057

               Re: 12 3/4% Senior Exchangeable Preferred Stock due 2010

Date:__________________

       For your information only (NO ACTION REQUIRED):

       Today, ____________, we filed [an A/B Exchange Registration Statement/a Shelf Registration Statement] with the Securities and Exchange Commission. We currently expect this registration statement to be declared effective within [_____] business days of the date hereof.